Exhibit 99.1

December 2021 Genie Energy Ltd (NYSE: GNE) Investor Pres e ntation

Safe Harbor Statement 2 Forward - looking statements are based on Genie’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie’s control. Such known and unknown risks, uncertainties and other factors may cause Genie’s actual results, performance or other achievementsto differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations in Genie’s periodic filings made with the Securities and Exchange Commission. Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Genie’s current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise. This presentation contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: ● statements about Genie’s and its divisions’ future performance; ● projections of Genie’s and its divisions’ results of operations or financial condition; and ● statements regarding Genie’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements.

Genie Energy

At a glance

Genie Energy Ltd.*
(NYSE: GNE)
(NYSE: GNEPRA)

- Genie Retail Energy
- Genie Retail Energy International
- Genie Energy Services

* Genie Oil and Gas (GOGAS) and Afek not included. The company has discontinued its oil and gas exploration operations accounted for in those business units

Genie Energy Class B Common Stock

Symbol	NYSE: GNE
Stock Price[1]	$7.74
Shares Outstanding[2]	26.2 million
Dividend Yield[1]	4.4%
Market Capitalization[1,2]	$203 million

Genie Energy Series 2012-A Preferred Stock

Symbol	NYSE: GNEPRA
Stock Price[1]	$8.76
Shares Outstanding[2]	2.3 million
Dividend Yield[1]	7.3%

Consolidated Financials & Results

Cash[3,4]	$49.2 million
Debt[4]	$2.0 million
Revenue (TTM)[5]	$358.4 million
Income from operations (TTM)[5]	$22.9 million
Adjusted EBITDA (TTM)[5,6]	$24.2 million
Full time employees	225

[1] As of December 24, 2020
[2] Shares outstanding as of November 4, 2020. Includes 1.6 million shares of Class A common stock not publicly traded
[3] Includes cash, cash equivalents and restricted cash
[4] As of September 30, 2020
[5] Trailing twelve months ended September 30, 2020
[6] Non-GAAP measure. See reconciliation to corresponding GAAP measure later in this presentation

3

Investment Thesis Powerful Financial Performance ❖ Domestic energy supply delivers consistent strong financial performance ❖ Diversified operations mitigate market and regulatory risk Attractive Dividends ❖ Common stock dividend increased 13% in 2020 ❖ Yield on Genie Energy common and preferred stocks supported by stable cash flows and solid balance sheet with ample cash and no debt Strong International Growth ❖ Genie’s investment to build businesses in deregulated international markets provides abundant, diversified growth opportunities ❖ Maturing international supply businesses with improving financial performance 4

Retail Energy Supply Business Overview 5 Retail energy provider business supplies electricity and natural gas to residential and commercial customers in deregulated markets in US and International markets Market Framework ❖ Deregulated markets: in US, state by state regulatory structure ❖ Competition: incumbent utility and other competitive suppliers ❖ Utilities: handle distribution and, in most markets, billing

Key Enterprise Functions ❖ Sales and marketing - Across multiple channels to residential and small commercial ❖ Commodity supply – Wholesale markets to meet retail demand ❖ Portfolio of offerings ■ Green (carbon offsets) and conventional sourcing ■ Fixed and variable rates ❖ Risk mitigation ❖ Customer care and retention Retail Energy Supply Business Overview 6

❖ Multiple sales channels ❖ Green energy and fixed rate highlight portfolio of offerings ❖ Deep data analysis to identify market opportunities and optimize offerings ❖ Hedging strategies reduce commodity volatility risk ❖ In purchase of receivable markets, utilities assume bad debt risk ❖ Geographic diversity reduces weather and regulatory risks ❖ Attractive margin and cash flow cycle ❖ Targeted payback period tailored to product and customer type ❖ Customer rewards program Customer Acquisition Model Risk Management Long - Term, Valuable Customers Retail Energy Supply Value Creation 7

Genie Retail Energy Markets Served Deregulated Markets Opportunity Genie Retail Energy US Markets 8

Domestic Customer Portfolio * 9 * Domestic residential customer equivalents (RCEs) at September 30, 2020

Genie Retail Energy US Markets 10

11 US Markets Genie Retail Energy Financial Results * TTM – Trailing twelve months ended September 30, 2020

Great Britain ❖ Entered in 4Q17 ❖ Electricity and natural gas ❖ TAM: 50 million meters Diversification through expansion of REP business to deregulated markets globally Genie International 12 Finland + Sweden ❖ Acquired Lumo Energia (Finland) in 1Q19 ❖ TAM: 3.4 million meters in Finland ❖ Platform to address 12+ million meter Scandinavian market Japan ❖ Launched in 1Q19 ❖ TAM: 83 million electric meters ❖ Market fully opened in 2020. Low REP penetration

Genie International Strong Meter & RCE Growth 13

14 International Markets GRE International Financial Results** * TTM – Trailing twelve months ended September 30, 2020. ** Genie Energy accounted for its investments in Orbit Energy, its joint venture operating in the U.K., under the equity method of accounting. Revenue generated, and expenses incurred, are not reflected in segment revenue and operating expenses. RCE and meter counts do, however, include Orbit Energy customers. 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 FY 2019 (in millions of USD) Revenue $4 . 8 $2 . 9 $3 . 0 $5.8 $7.0 Gross profit 0 . 0 0 . 2 0 . 4 ( SG&A Expense 1 . 3 1 . 4 Depreciation and amortization 0 Loss from operations

❖ Increased consumption per meter as residential customers spend more time at home ❖ Decreased rate of new customer acquisition and decreased SG&A expense as a result of suspension of door - to - door marketing in 1Q20. Resumption of limited door - to - door in 2Q20 - 3Q20 ❖ Decreased rate of customer churn reflecting decreased competitive meter acquisition ❖ Gradually declining commodity prices reflecting impact of decreased commercial consumption in broad commodity markets Genie Energy COVID - 19 Update 15 Trends through September 2020

Energy in Q4 ❖ 2017 : Organic RCE growth ❖ 2018 : Reduced investment and regulatory compliance accelerate attrition ❖ 2019 - 2020: Domestic and international growth with shift to higher consumption meters in domestic markets Me t er s Residential Customer Equivalents (RCEs) Commentary ❖ 2015 - 2016 : Strong electric meter, RCE growth through domestic expansion ❖ 2016 : Acquired domestic REP Town Square 16 Meters and RCEs Global

Genie Energy Consolidated P&L 17 * TTM – Trailing twelve months ended September 30, 2020

Reconciliation of Non - GAAP Financials Although depreciation and amortization are considered operating costs under GAAP, they primarily represent the non - cash current period allocation of costs associated with long - lived assets acquired or constructed in prior periods. While Genie Energy’s oil and gas exploration business may be capital intensive, Genie Energy does not expect to incur significant depreciation or depletion expense for the foreseeable future. Genie Energy’s operating results exclusive of depreciation and amortization is therefore a useful indicator of its current performance. Stock - based compensation recognized by Genie Energy and other companies may not be comparable because of the various valuation methodologies, subjective assumptions and the variety of types of awards that are permitted under GAAP. Stock - based compensation is excluded from Genie Energy’s calculation of Adjusted EBITDA because management believes this allows investors to make more meaningful comparisons of the operating results of Genie Energy’s core business with the results of other companies. However, stock - based compensation will continue to be a significant expense for Genie Energy for the foreseeable future and an important part of employees’ compensation that impacts their performance. The write - off of capitalized exploration costs, which is a component of income (loss) from operations, is also excluded from the calculation of Adjusted EBITDA. The write - off of capitalized exploration costs is primarily dictated by events and circumstances outside the control of management that trigger an impairment analysis. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of Genie Energy’s continuing operations. Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, Genie’s measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Following are reconciliations of Adjusted EBITDA to the most directly comparable GAAP measure, Income from Operations: 18 In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), Genie Energy’s investor presentation included Adjusted EBITDA, which is a non - GAAP financial measure. Generally, a non - GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Genie Energy’s measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, research and development expense, exploration expense and equity in the net loss of equity method investees, plus depreciation, amortization and stock - based compensation (which are included in selling, general and administrative expense). Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add depreciation, amortization, stock - based compensation, impairment, other operating loss, and the write - off of capitalized exploration costs, and other operating gain. These additions and deductions are non - cash and/or non - routine items in the relevant periods. Management believes that Genie’s Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non - routine gains or losses that may not be indicative of Genie’s or the relevant segment’s core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to Genie’s competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision - making. Adjusted EBITDA may also be an indicator of the strength and performance of Genie’s and the segment’s ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt. Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments’ and Genie's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

Reconciliation of Non - GAAP Financials 19 * TTM – Trailing twelve months ended September 30, 2020

Michael Stein Chief Executive Officer Avi Goldin Chief Financial Officer